UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2022

FORGEROCK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40787	33-1223363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2900
San Francisco, California 94105
(Address of principal executive offices)

(415) 599-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FORG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 10, 2022, ForgeRock, Inc. (“ForgeRock”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Fortress Parent, LLC (“Parent”) and Project Fortress Merger Sub, Inc. (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into ForgeRock (the “Merger”), with ForgeRock continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent (the “Surviving Corporation”). Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P. (the “Thoma Bravo Fund”), managed by Thoma Bravo, L.P. (“Thoma Bravo”).

ForgeRock’s Board of Directors (the “Board”) unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are in the best interests of ForgeRock and its stockholders, and approved the Merger Agreement and the transactions contemplated by the Merger Agreement. The Board also unanimously resolved to recommend that ForgeRock’s stockholders vote to adopt the Merger Agreement and approve the Merger.

Also on October 10, 2022, in connection with the execution of the Merger Agreement, the Thoma Bravo Fund delivered to ForgeRock an Equity Commitment Letter pursuant to which the Thoma Bravo Fund has committed to invest in Parent, the cash amounts set forth therein for the purpose of funding up to the full amount of the aggregate merger consideration payable, subject to the terms and conditions of the Equity Commitment Letter. ForgeRock is a third party beneficiary of the Equity Commitment Letter and is entitled to enforce the investment commitment, on the terms and subject to the conditions set forth therein.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of class A common stock of ForgeRock, par value $0.001 per share (“Class A Common Stock”), and class B common stock of ForgeRock, par value $0.001 per share (“Class B Common Stock,” and, together with the Class A Common Stock, “Common Stock”), outstanding immediately prior to the Effective Time (subject to certain exceptions, including shares of Common Stock owned by stockholders of ForgeRock who have not voted in favor of the adoption of the Merger Agreement and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) will, at the Effective Time, automatically be converted into the right to receive $23.25 in cash without interest thereon (the “Per Share Price”), without interest and subject to applicable withholding taxes.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding option to purchase shares of Common Stock that is vested or vests at the Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such vested option multiplied by (y) the excess, if any, of (A) the Per Share Price over (B) the exercise price per share of such vested option, without interest and subject to applicable withholding taxes. Each outstanding option to purchase shares of Common Stock that is not vested at the Effective Time will automatically be cancelled and converted solely into the contingent right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such unvested option immediately prior to the Effective Time, multiplied by (y) the excess, if any, of (A) the Per Share Price over (B) the exercise price per share of such unvested option, without interest and subject to applicable withholding taxes, which resulting payment will be subject to the same vesting terms and conditions as applied to such unvested options immediately prior to the Effective Time. Any option to purchase shares of Common Stock that has an exercise price per share that is greater than or equal to the Per Share Price will be automatically cancelled at the Effective Time for no consideration or payment.

Pursuant to the Merger Agreement, at the Effective Time, each of ForgeRock’s outstanding restricted stock units (a “Company RSU”) that is vested or vests at the Effective Time will automatically be cancelled and converted solely into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such vested Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Price, without interest and subject to applicable withholding taxes . Each Company RSU that is not vested at the Effective Time will be automatically cancelled and converted solely into the contingent right to receive an aggregate amount in cash equal to (x) the total number of shares of Common Stock subject to such unvested Company RSU prior to the Effective Time, by (y) the Per Share Price, without interest and subject to applicable withholding taxes, which resulting payment will be subject to the same vesting terms and conditions as applied to such unvested Company RSU immediately prior to the Effective Time.

Completion of the Merger is subject to customary closing conditions, including (1) the adoption of the Merger Agreement by the holders of a majority of the voting power of the outstanding shares of Common Stock (voting together as a single class), (2) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other specified regulatory approvals and (3) the absence of an order or law preventing the Merger.

The Merger Agreement contains customary representations, warranties and covenants made by each of ForgeRock, Parent and Merger Sub, including, among others, covenants by ForgeRock regarding the conduct of its business prior to the closing of the Merger. ForgeRock is also subject to customary restrictions on its ability (and the ability of its subsidiaries and representatives) to (1) solicit, initiate, propose or induce the making or knowingly encourage, facilitate or assist alternative acquisition proposals from third parties, (2) subject to certain exceptions, provide nonpublic information relating to ForgeRock or any of its subsidiaries to, or participate or (3) engage in discussions or negotiations with, third parties regarding alternative acquisition proposals. In addition, ForgeRock has agreed that, subject to certain exceptions, the Board will not withdraw its recommendation that ForgeRock’s stockholders vote to adopt the Merger Agreement and approve the Merger. ForgeRock has also agreed that it will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement to be sent to the ForgeRock’s stockholders in connection with the Merger Agreement promptly after the date of the Merger Agreement, and ForgeRock will convene and hold a special meeting of ForgeRock’s stockholders for the purpose of seeking the adoption of the Merger Agreement as promptly as reasonably practicable following the mailing of the proxy statement to ForgeRock’s stockholders.

Either ForgeRock or Parent may terminate the Merger Agreement if (1) the Effective Time has not occurred by October 10, 2023 (the “Termination Date”), which may be extended to January 10, 2024 if certain closing conditions related to the receipt of required regulatory approvals have not been satisfied at such time, unless ForgeRock delivers written notice to Parent prior to October 10, 2023 specifying that the Termination Date shall not be so extended, (2) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order preventing the Merger or (3) ForgeRock’s stockholders fail to adopt the Merger Agreement. ForgeRock may terminate the Merger Agreement in certain additional limited circumstances, including to allow ForgeRock to enter into an agreement providing for an alternative acquisition transaction that constitutes a Superior Proposal (as defined in the Merger Agreement). Parent may terminate the Merger Agreement in certain additional limited circumstances, including if the Board withdraws its recommendation that ForgeRock’s stockholders vote to adopt the Merger Agreement.

Upon termination of the Merger Agreement under certain specified circumstances, ForgeRock will be required to pay Parent a termination fee of $60,000,000. Specifically, this termination fee is payable by ForgeRock to Parent if (1) the Merger Agreement is terminated in certain circumstances; (2) prior to such termination (but after the date of the Merger Agreement) a proposal for an alternative acquisition transaction has been publicly announced or disclosed and not withdrawn; and (3) within one year of such termination,

ForgeRock subsequently consummates an alternative acquisition transaction or enters into a definitive agreement providing for an alternative acquisition transaction stock and such transaction is ultimately consummated. This termination fee will also be payable in certain circumstances if the Merger Agreement is terminated by (1) Parent because the Board withdraws its recommendation that ForgeRock’s stockholders vote to adopt the Merger Agreement; or (2) ForgeRock to enter into an agreement providing for an alternative acquisition transaction that constitutes a Superior Proposal.

The Merger Agreement also provides that the ForgeRock, on one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations under the Merger Agreement, including the obligation to consummate the Merger if the conditions set forth in the Merger Agreement are satisfied. Subject to limited exceptions, Parent’s and Merger Sub’s aggregate liability for monetary damages for breaches of the Merger Agreement are capped at $140,000,000, and ForgeRock’s liability for monetary damages for breaches of the Merger Agreement are capped at $60,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Merger Agreement has been included to provide Company stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about ForgeRock, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Company stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Company stockholders or other security holders. Company stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Company stockholders’ right to receive the merger consideration and the right of holders of Company equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ForgeRock, Parent, Merger Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ForgeRock’s public disclosures. ForgeRock acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, ForgeRock, Parent, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Proxy Statement that ForgeRock will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that ForgeRock will make with the SEC.

Voting Agreement

Also on October 10, 2022, in connection with the execution of the Merger Agreement, ForgeRock’s directors and certain of their affiliates that hold shares of Common Stock, solely in their capacity as ForgeRock stockholders, have entered into voting agreements (the “Voting Agreements”) with Parent and ForgeRock. These stockholders represent approximately 83.2 percent of ForgeRock’s outstanding voting power, based on the number of shares of Common Stock outstanding as of October 6, 2022. Under the Voting Agreements, the stockholders party thereto have agreed to vote their shares of

Common Stock in favor of the adoption of the Merger Agreement and certain other matters. The Voting Agreements terminate in certain circumstances, including in connection with the Board’s determination to (1) change its recommendation with respect to the Merger; and (2) terminate the Merger Agreement in order to accept a superior proposal from a third party. The Voting Agreements also contain restrictions on transfer of shares of Common Stock held by the stockholders party thereto, subject to certain exceptions.

The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full text of the form of the Voting Agreements, a copy of which is filed as Exhibit 10.1 and is incorporated into this report by reference.

Additional Information and Where to Find It

ForgeRock, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the pending acquisition of ForgeRock (the “Transaction”). ForgeRock plans to file a proxy statement (the “Transaction Proxy Statement”) with the SEC in connection with the solicitation of proxies to approve the Transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in ForgeRock’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 13, 2022. To the extent that holdings of ForgeRock’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, ForgeRock will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT FORGEROCK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of ForgeRock’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the SEC in connection with the Transaction will also be available, free of charge, at ForgeRock’s investor relations website (https://investors.forgerock.com) or by writing to ForgeRock, Inc., Attention: Investor Relations, 201 Mission Street, Suite 2900, San Francisco, California 94105.

Forward-Looking Statements

This communication and ForgeRock, Inc.’s other filings and press releases may contain forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by ForgeRock’s Board of Directors in approving the Transaction; and expectations for ForgeRock following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of ForgeRock’s assumptions prove incorrect, ForgeRock’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: (i) the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from ForgeRock’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained, on a timely basis or at all; (ii) the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Transaction, including in circumstances requiring ForgeRock to pay a termination fee; (iii) uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; (iv) the nature, cost and outcome of any legal proceeding that may be instituted against us and others relating to the Transaction; (v) economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, inflationary pressures, supply chain disruptions, or the military conflict in Ukraine and related sanctions against Russia and Belarus) or competition, or changes in such conditions, negatively affecting ForgeRock’s business, operations and financial performance; (vi) the effect of the announcement or pendency of the Transaction on our business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of ForgeRock management or employees during the pendency of the Transaction; (vii) the amount of the costs, fees, expenses and charges related to the merger agreement or the Transaction; (viii) the risk that our stock price may fluctuate during the pendency of the Transaction and may decline significantly if the Transaction is not completed; (ix) possible disruption related to the Transaction to ForgeRock’s current plans and operations, including through the loss of customers and employees; and (x) other risks and uncertainties detailed in the periodic reports that ForgeRock files with the SEC, including ForgeRock’s Annual Report on Form 10-K filed with the SEC on March 9, 2022, ForgeRock’s quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and subsequent filings. All forward-looking statements in this communication are based on information available to ForgeRock as of the date of this communication, and ForgeRock does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 10, 2022, among Project Fortress Parent, LLC, Project Fortress Merger Sub, Inc. and ForgeRock, Inc.*

10.1	Form of Voting Agreement, dated as of October 10, 2022, by and among Project Fortress Parent, LLC, ForgeRock, Inc. and certain stockholders of ForgeRock, Inc.*

99.1	Press Release, dated October 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ForgeRock will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. ForgeRock may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORGEROCK, INC.

Date: October 11, 2022	By:	/s/ Francis C. Rosch
	Name:	Francis C. Rosch
	Title:	Chief Executive Officer